UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

MOVANO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40254	26-0579295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Koll Center Parkway Pleasanton, CA	94566
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 651-3172

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MOVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment No. 1 to Movano Inc. Amended and Restated 2019 Omnibus Incentive Plan

On June 21, 2022, the stockholders of Movano Inc. (the “Company”) approved Amendment No. 1 (“Amendment No. 1”) to the Company’s Amended and Restated 2019 Omnibus Incentive Plan (the “2019 Plan”).  A description of the terms and conditions of the 2019 Plan, as amended by Amendment No. 1, is set forth in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders of the Company (the “2022 Annual Meeting”) as filed with the Securities and Exchange Commission on April 28, 2022 (the “2022 Proxy Statement”) under the heading “Proposal 2 – Approval of Amendment No. 1 to Amended and Restated 2019 Omnibus Incentive Plan”, which such description is incorporated by reference herein.  This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 1, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 21, 2022, the Company held its 2022 Annual Meeting. The certified results of the matters voted upon at the 2022 Annual Meeting, which are more fully described in the 2022 Proxy Statement, are as follows:

The Company’s stockholders elected the two nominees to the Company’s Board of Directors to serve for three-year terms as Class I directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non-Votes
Emily Wang Fairbairn	7,222,473	994,032	10,561,143
Michael Leabman	7,784,479	432,026	10,561,143

The Company’s stockholders approved Amendment No. 1 to the Company’s Amended and Restated 2019 Omnibus Incentive Plan, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
7,027,397	718,084	471,024	10,561,143

The Company’s stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for 2022, with votes cast as follows:

For	Against	Abstain
18,261,610	103,028	413,010

Item 9.01 Financial Statements and Exhibits.

Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description
10.1	Amendment No. 1 to Movano Inc. Amended and Restated 2019 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVANO INC.

Date: June 22, 2022	By:	/s/ J Cogan
J Cogan
Chief Financial Officer

3